                                                                    Exhibit 24.5


STATE OF
        ------------------
COUNTY OF
         -----------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, David F. Bellet, a Director of JUST FOR FEET, INC., an Alabama corporation, do constitute and appoint Harold Ruttenberg and Robert C. Wabler, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution and resubstitution, for me in any and all capacities, to sign (i) the Annual Report on Form 10-K for JUST FOR FEET, INC. for the fiscal year ended January 31, 1997, pursuant to the requirements of the Securities Exchange Act of 1934, and (ii) a Registration Statement on Form S-3 pursuant to the Securities Act of 1933, including, if necessary in connection therewith, a Registration Statement filed under Rule 462(b) of the Securities Act of 1933, and to file the each of such documents with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendment to said Annual Report and Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23 day of April, 1997.


                                          /s/ David F. Bellet
                                          ---------------------------------
                                          David F. Bellet




                                ACKNOWLEDGMENT
                                --------------

     BEFORE me this 23 day of April, 1997, came David F. Bellet, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                    /s/ Mavis Davidson
                                    ----------------------------------------
                                    NOTARY PUBLIC

                                    State of New York
                                         -----------------------------------

                                    My Commission Expires:

                                                MAVIS DAVIDSON
                                      NOTARY PUBLIC, STATE OF NEW YORK
                                              No. 41-4929327
                                        Qualified in Queens County
                                     Commission Expires July 25, 1998